                                THIRD AMENDMENT
                                      TO
                           JOINT VENTURE AGREEMENT
                                     FOR
                                VANCOUVER MALL

     This Third Amendment (the "Third Amendment") to Joint Venture Agreement for Vancouver Mall is made and entered into as of September 1, 1990, by and between MAY CENTERS OF VANCOUVER, INC. ("MCV"), a Delaware corporation, and VANCOUVER ASSOCIATES ("Associates"), a California limited partnership.

                                   RECITALS
                                   --------

          A. Associates and MCV (formerly known as May Centers, Inc.) have made and entered into a Joint Venture Agreement for Vancouver Mall as of September 29, 1975 as amended by a letter on May 12, 1976, and as amended by a Second Amendment to Joint Venture Agreement for Vancouver Mall made as of September 1, 1990 (together the "Partnership Agreement"), for the purpose of forming and establishing a general partnership under the laws of the state of Washington known as Vancouver Mall (the "Partnership") for the limited purposes set forth in the Partnership Agreement.

          B. May Centers, Inc., a Missouri corporation and parent company of MCV ("MCI") desires to loan the Partnership funds up to and not exceeding $1,600,000.00 (the "Funds") and the Partnership desires from time to time to borrow the Funds from MCI (the "Loan").

          C. Section 7.5 of the Partnership Agreement sets forth certain terms and conditions concerning loans made to the Partnership by MCI or its subsidiaries, among others.

          D. Section 11.5(B) of the Partnership Agreement provides among other things, for limitations on payments by the Partnership under certain loans.

     THEREFORE, for good and valuable consideration and in consideration of the mutual promises and covenants herein, Properties and TCI hereby agree as follows:

     1. APPROVAL OF LOAN. MCV and Associates hereby approve the making of the Loan from MCI to the Partnership from time to time and shall execute a promissory note and each of MCV and Associates shall execute its respective guaranty in the general from of the Promissory Note and each Guaranty attached hereto as Exhibit A (the "Documents").

     2. LOAN PERMITTED BY PARTNERSHIP. MCV and Associates agree the Loan is in compliance with Section 7.5 of the Partnership Agreement and that in the event of any conflict between Section 7.5 of of the Partnership Agreement or any other term or provision of the Partnership Agreement, the terms and provisions of the Documents shall control.

     3. SATISFACTION OF APPROVAL REQUIREMENT. MCV and Associates agree that this Third Amendment shall satisfy the terms and provisions of the Partnership Agreement and the requirement for any written approvals of the Loan or the execution of the Documents as may be set forth in the Partnership Agreement.

     4. PARTNERSHIP AGREEMENT IN FULL FORCE AND EFFECT. Except as specifically set forth herein, the terms and provisions of the Partnership Agreement shall remain in full force and effect. However, in the event of any conflict between the terms and provisions of the Partnership Agreement and the terms and provisions of this Third Amendment, the terms and provisions of this Third Amendment shall control.

     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first written above.

Witness:                               VANCOUVER ASSOCIATES

/s/ Rosemary Yoon                      By: /s/ Harry Newman, Jr.
----------------------                    -----------------------------
                                          Harry Newman, Jr.
Witness:

/s/ Roni L. Gould                      By: /s/ LeRoy H. Brettin
----------------------                    -----------------------------
                                          LeRoy H. Brettin

                                       MAY CENTERS OF VANCOUVER, INC.,
Attest:                                a Delaware corporation

/s/ Authorized Officer                 By: /s/ Authorized Officer
----------------------                    -----------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE

$1,600,000.00                                          As of September 1, 1990
                                                       St. Louis, Missouri

     This Promissory Note (the "Notes") is given by VANCOUVER MALL, a Washington general partnership ("Maker") and with an address of c/o May Centers, Inc., 611 Olive Street, Suite 1555, St. Louis, Missouri 63101, to MAY CENTERS, INC., a Missouri corporation ("Holder") with an address of 611 Olive Street, Suite 1555, St. Louis, Missouri 63101.

     For value received, Maker hereby covenants and agrees with Holder as follows:

     1. The term "Principal Amount" shall mean the sum borrowed by Maker up to an amount of One Million Six Hundred Thousand Dollars ($1,600,000.00) which shall be memorialized on the attached Exhibit A to this Promissory Note as each portion of the Principal Amount is borrowed by Maker.

     2. The term "Interest Rate" shall mean a variable interest rate equal to the sum of the Corporate Base Rate charged from time to time by the Boatmen's National Bank of St. Louis, Missouri plus one percent (1%).

     3. The term "Commencement Date" shall mean the date Maker first borrows any of the Principal Amount from Holder.

     4. The term "Principal Payment Date" shall mean the date(s) Maker shall pay to Holder the Principal Amount which has been borrowed by Maker and is outstanding which is the date on which Maker has positive cash flow available to pay the Principal Amount or portions thereof or on which a loan for a financing of Vancouver Mall Shopping Center is closed, but in no event later than December 31, 1992.

     5. The term "Interest Payment Date(s)" shall mean the date(s) Maker shall pay the interest accruing on the Principal Amount to Holder which shall be on the last day of each month beginning on the last day of the first month following the month in which the Commencement Date falls.

     6. Maker does hereby covenant and promise to pay to the order of Holder, its successors and assigns on the Principal Payment date, that portion of the Principal Amount which has been borrowed by Maker and is outstanding on the Principal Payment Date and on each of the Interest Payment Dates interest at the Interest Rate accruing from the Commencement Date to the first Interest Payment Date or from the immediately preceding Interest Payment Date to the next succeeding Interest Payment Date, as the case may be, without deduction or offset of any kind whatsoever in lawful money of the United States of America, at Holder's option either (a) by delivering a check at least two business days prior to the Principal Payment Date or Interest Payment Date, as the case may be, or (b) in immediately available funds on the Principal Payment Date or the Interest Payment Date, as the case may be.

     7. Maker shall have the right to prepay all or any part of the Principal Amount and the interest accruing thereon without penalty at any time, except as follows: If the Holder has borrowed a sum equal to the Principal Amount from an institutional investor in order to loan Maker the Principal Amount (the "Institutional Loan") then Maker shall pay Holder, in addition to all other payments then due and owing to Holder, a premium which shall be equal to the premium, if any, charged by such institutional investor to Holder because of the prepayment by Holder of sums owed under the Institutional Loan (the "Prepayment Penalty"). All determinations of the amount of the Prepayment Penalty shall be made by such institutional investor and such institutional investor's determination shall be final, binding and conclusive upon Maker. In such event, Holder shall submit to Maker documentation evidencing such termination by such institutional investor.

     8. Maker hereby makes the following covenants, warranties and representations to Holder:

         (a) Maker was duly organized and continues to exist as a general partnership under the laws of the state of Washington.

         (b) The execution and delivery of this Note was duly authorized by Maker and represents the binding acts of Maker.

         (c) Maker shall not assert a defense or claim, in any action or proceedings initiated to collect the amounts due under this Note, that the Interest Rate was usurious.

         (d) Neither the execution nor the delivery by the Maker of this Note shall constitute, either by itself or with the delivery of notice, the passage of time, or both, an event of default under the terms of the Joint Venture Agreement dated September 29, 1975 as amended on May 12, 1975, and as amended by a Second Amendment as of September 1, 1990, and as amended by a Third Amendment as of September 1, 1990, or any other agreement or instrument to which the Maker is a party or under which the Maker is obligated.

     9. The occurrence of any of the following events shall constitute an "Event of Default" hereunder":

         (a) The failure by Maker to make the payment of Principal and interest hereunder when such Principal and interest become due, which failure shall not have been cured within ten (10 days after delivery by Holder of written notice of such nonpayment.

         (b) the failure by Maker to perform or abide by any of the covenants, conditions, provisions or terms contained in this Note or the breach of any warranty made by Maker under this Note provided that such failure or breach shall not have been cured within thirty (3) days after the delivery by Holder to Maker of written notice of such default.

         (c) Maker becomes insolvent or unable to pay its debts as they mature or bankruptcy, insolvency, reorganization, liquidation, dissolution or similar proceedings are instituted by or against Maker under any

                                                        Exhibit A, Page 2 of 13
     bankruptcy, insolvency or similar law now or hereafter in effect; provided that in the case of proceedings instituted against Maker, Maker shall have a period thirty (30) days in which to cause such proceeding to be terminated.

     10. Upon the occurrence of any Event of Default, the Holder may, at its sole option, declare this Note, all interest accrued thereon, and any and all other moneys which may be due and owing by Maker to Holder, to be immediately due and payable without notice of any kind; any expenses incurred by Holder in so doing shall be deemed to be additional principal indebtedness under the terms of this Note and shall bear interest at the Interest Rate accruing from the date such expenses were incurred by Holder. In the event of such acceleration because of an Event of Default, the Maker shall pay the Prepayment Penalty, and such unpaid Principal Amount and any other sum owed by Maker pursuant to this Note shall accrue interest at a variable interest rate equal to the sum of the Corporate Base Rate charged from time to time by the Boatman's National Bank of St. Louis plus three percent (3%).

     11. If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after the Payment Date, or should this Note be placed in the hands of attorneys for collection after the occurrence of an Event of Default, Maker agrees to pay all costs of collection, including but not limited to, reasonable attorneys' fees incurred by the Holder in such collection.

     12. Maker as well as all others who may become liable for all or any part of this Note expressly, jointly and severally waive presentment for payment, protest and demand, notice of protest, demand and dishonor, and non-payment of this Note as well as diligence of collection and hereby consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part of the whole of the debt evidenced by this Note, which extensions and modifications shall not affect the liability of any party hereto; and they further agree that Holder (a) may accept, by way of compromise or settlement, from any one or more of the parties liable hereunder, a sum or sums less than the amount of this Note, and (b) may give releases to any parties without affecting the liability of any other party for the unpaid balance. Any such renewals or extensions may be made and any such partial payments accepted or releases given without notice to any parties.

     13. Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in writing. A waiver as to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

     14. Any notice to or demand upon the parties hereto shall be in writing and shall be deemed to have been sufficiently given or served for all purposes herein set forth if mailed by registered or certified mail, addressed to such party at the address first set forth in this Note, or to such other address in lieu thereof for such party as it may designate by written notice made to the other party hereto in accordance with this Paragraph 14.

     15. This instrument shall be governed by and construed according to the laws of the State of Missouri.

                                                        Exhibit A, Page 3 of 13

     16. Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the word "Holder" and "Maker" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Holder and Maker.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned have hereunto set their hands and seals the day and year first above written.


                                       VANCOUVER MALL

Attest:                                By:  May Centers of Vancouver,
                                            Inc., general partner

                                            By:
---------------------------                    ---------------------------

Witness:                               By: Vancouver Associates

                                            By:
---------------------------                    ---------------------------
                                               Harry Newman, Jr.
Witness:

                                            By:
---------------------------                    ---------------------------
                                               LeRoy H. Brettin

                                                        Exhibit A, Page 4 of 13

STATE OF           )
         --------- )  SS.
       OF          )
------   ---------


     On this _____ day of ____________, 19__, before me personally appeared ______________ and ______________ to me known to be the ______________ and
______________, respectively of May Centers of Vancouver, Inc., a general partner of Vancouver Mall that executed the within and foregoing instrument, and acknowledged this instrument to be the free and voluntary act and deed of such corporation and partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute this instrument and that the seal affixed is the corporate seal of such corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand an affixed my official seal the day and year first above written.



                                       ------------------------------
                                       Notary Public


My Commission  Expires:

STATE OF           )
         --------- )  SS.
       OF          )
------   ---------


     On this _____ day of ______________, 19__, before me personally appeared _______________ a general partner of Vancouver Associates, a general partner of Vancouver Mall that executed the within and foregoing instrument, and acknowledged this instrument to be the free and voluntary act and deed of such corporation and partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute this instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                       ------------------------------
                                       Notary Public


My Commission Expires:




                                                        Exhibit A, Page 5 of 13

STATE OF _______________)
                        ) SS.
_________ of ___________)


     On this _______ day of _____________, 19__, before me personally appeared _______________ a general partner of Vancouver Associates, a general partner of Vancouver Mall that executed the within and foregoing instrument, and acknowledged this instrument to be the free and voluntary act and deed of such corporation and partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute this instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                       _____________________________________
                                       Notary Public

My Commission Expires:

210/90/424

                                                        Exhibit A, Page 6 of 13

                                    EXHIBIT A
                                       TO
                                 PROMISSORY NOTE

                                                                 TOTAL NET PRINCIPAL
             PORTION OF PRINCIPAL           PRINCIPAL              AMOUNT BORROWED
DATE           AMOUNT BORROWED            AMOUNT REPAID            AND OUTSTANDING
----         --------------------         -------------          -------------------


                                                        Exhibit A, Page 7 of 13

                                   GUARANTY

     THIS GUARANTY (the "Guaranty") is made as of the ____ day of __________, ____, by MAY CENTERS OF VANCOUVER, INC. (the "Guarantor"), to and for the benefit of MAY CENTERS, INC., a Missouri corporation ("MCI").

                                   RECITALS:

     (A) Guarantor is a general partner of Vancouver Mall, a Washington general partnership ("Maker").

     (B) Concurrently herewith, Maker has executed a promissory note (the "Promissory Note") in favor of MCI in the principal amount of up to One Million Six Hundred Thousand Dollars ($1,600,000.00) (the "Principal Amount").

     (C) Guarantor shall be responsible for paying fifty percent (50%) of (i) the outstanding Principal Amount and (ii) all other sums owed pursuant to the Promissory Note.

     (D) It is a condition precedent to the execution of the Promissory Note that Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of and as an inducement to the loan by MCI of money pursuant to the Promissory Note, and in consideration of the above recitals and other good and valuable consideration paid by MCI to Guarantor and intending to be legally bound hereby, Guarantor does hereby covenant and agree as follows:

     1. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to MCI that Guarantor is and shall be directly liable to MCI, for the full and prompt payment of fifty percent (50%) of all amounts (including, but not limited to, principal and interest) due from time to time under the Promissory Note (the "Guaranteed Obligations") and Guarantor does hereby become surety to Landlord, its successors and assigns, for and with respect to the Guaranteed Obligations.

     2. Guarantor does hereby covenant and agree to and with MCI, that if default shall at any time be made by Maker, in the payment of any sums payable by Maker under the Promissory Note or in the performance of any of the obligations under the Promissory Note, Guarantor will pay such sums to MCI, any arrearages thereof (including, without limitation, any and all interest or additional charges as provided in the Promissory Note), and will faithfully perform and fulfill all of such obligations up to the amount of the Guaranteed Obligations, and will pay to MCI all damages and all costs and expenses up to the amount of the Guaranteed Obligations that may arise in consequence of any default by Maker under the Promissory Note (including, without limitation, all attorneys' fees and any and all expenses incurred by MCI or caused by any such default and/or by the enforcement of this Guaranty).

     3. This Guaranty is an absolute and unconditional guaranty of payment and of performance and is a surety agreement. Guarantor's liability hereunder is direct and may be enforced immediately without MCI being required to resort to any other right, remedy or security and this Guaranty shall be enforceable

                                                        Exhibit A, Page 8 of 13
immediately against Guarantor, without the necessity for any suit or proceedings on MCI's part of any kind or nature whatsoever against Maker or any other guarantor and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance of this Guaranty or of MCI's intention to act in reliance herein or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no manner be terminated, affected, or impaired by reason of the assertion or the failure to assert by MCI against Maker or any other guarantor or of any of the rights or remedies reserved to MCI pursuant to the provisions of the Promissory Note.

     4. This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall be absolute and unconditional irrespective of:

          (i) any amendment or modification of, or supplement to, or extension or renewal of the Promissory Note or any assignment or transfer thereof. Notwithstanding the foregoing, Guarantor shall not be liable for any increased obligation of Maker under the Promissory Note, which obligation has been increased because of any amendment, modification, or supplement to the Promissory Note between Maker and any assignee or transferee after an assignment or transfer of the Promissory Note, unless Guarantor has given its written consent of such amendment, modification or supplement to MCI;

         (ii) any exercise or non-exercise of any right, power, remedy or privilege under or in respect to the Promissory Note or this Guaranty or any waiver, consent or approval by MCI with respect to any of the covenants, terms, conditions or agreements contained in the Promissory Note or any indulgences, forbearances or extensions of time for performance or observance allowed to Maker from time to time, at any time for any length of time;

        (iii) any lack of validity or enforceability of the Promissory Note or any other agreement or instrument relating thereto;

         (iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition or liquidation or similar proceedings relating to Maker, or its properties or creditors;

          (v) any impairment, modification, change, release or limitation of liability or obligation of Maker under the Lease (including, but not limited to, any disaffirmance or abandonment by a trustee of Maker), resulting from the operation of any present or future provision of the Bankruptcy Reform Act of 1978 or any other similar federal or state statute, or from the decisions of any court;

         (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Maker in respect of the Promissory Note or the Guarantor in respect of the Promissory Note or the Guarantor in respect of this Guaranty.

                                                        Exhibit A, Page 9 of 13

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the sums and any and all other charges by Maker, under the Promissory Note, or performance and observance of any and all of the obligations under the Promissory Note are rescinded, cancelled or otherwise must be returned by MCI upon the insolvency, bankruptcy or reorganization of Maker, all as though such payment had not been made and/or such performance and observance had not occurred.

     5. All of MCI's rights and remedies under the Promissory Note and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of the Promissory Note shall deprive MCI of any of its rights and remedies against Guarantor under this Guaranty. This Guaranty shall apply to Maker's obligations pursuant to any extension, renewal, amendment, modification and supplement of or to the Promissory Note as well as to Maker's obligations thereunder during the original term thereof in accordance with the original provisions thereof.

     6. As a further inducement to MCI to make and enter into the loan as documented by the Promissory Note and in consideration thereof, Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty, Guarantor shall and does hereby waive trial by jury. Guarantor agrees to pay MCI's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or in enforcing this Guaranty against the undersigned.

     7. This Guaranty shall be legally binding upon Guarantor, its successors and assigns, heirs and personal representatives and shall inure to the benefit of MCI, its successors and assigns. The word Maker is used herein to include Maker as well as its successors and assigns.

     8. This Guaranty shall be governed by, and constructed in accordance with, the laws of the state or Missouri.

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed as of the date first written above.

                                       GUARANTOR

ATTEST:                                MAY CENTERS OF VANCOUVER, INC.

__________________________________     By: __________________________________

210/90/424


                                                       Exhibit A, Page 10 of 13

                                   GUARANTY

     THIS GUARANTY (the "Guaranty") is made as of the ____ day of __________, ____, by Vancouver Associates, a California limited partnership (the "Guarantor"), to and for the benefit of MAY CENTERS, INC., a Missouri corporation ("MCI").

                                   RECITALS:

     (A) Guarantor is a general partner of Vancouver Mall, a Washington general partnership ("Maker").

     (B) Concurrently herewith, Maker has executed a promissory note (the "Promissory Note") in favor of MCI in the principal amount of up to One Million Six Hundred Thousand Dollars ($1,600,000.00) (the "Principal Amount").

     (C) Guarantor shall be responsible for paying fifty percent (50%) of (i) the outstanding Principal Amount and (ii) all other sums owed pursuant to the Promissory Note.

     (D) It is a condition precedent to the execution of the Promissory Note that Guarantor shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of and as an inducement to the loan by MCI of money pursuant to the Promissory Note, and in consideration of the above recitals and other good and valuable consideration paid by MCI to Guarantor and intending to be legally bound hereby, Guarantor does hereby covenant and agree as follows:

     1. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to MCI that Guarantor is and shall be directly liable to MCI, for the full and prompt payment of fifty percent (50%) of all amounts (including, but not limited to, principal and interest) due from time to time under the Promissory Note (the "Guaranteed Obligations") and Guarantor does hereby become surety to Landlord, its successors and assigns, for and with respect to the Guaranteed Obligations.

     2. Guarantor does hereby covenant and agree to and with MCI, that if default shall at any time be made by Maker, in the payment of any sums payable by Maker under the Promissory Note or in the performance of any of the obligations under the Promissory Note, Guarantor will pay such sums to MCI, any arrearages thereof (including, without limitation, any and all interest or additional charges as provided in the Promissory Note), and will faithfully perform and fulfill all of such obligations up to the amount of the Guaranteed Obligations, and will pay to MCI all damages and all costs and expenses up to the amount of the Guaranteed Obligations that may arise in consequence of any default by Maker under the Promissory Note (including, without limitation, all attorneys' fees and any and all expenses incurred by MCI or caused by any such default and/or by the enforcement of this Guaranty).

     3. This Guaranty is an absolute and unconditional guaranty of payment and of performance and is a surety agreement. Guarantor's liability hereunder is direct and may be enforced immediately without MCI being required to resort to any other right, remedy or security and this Guaranty shall be enforceable

                                                       Exhibit A, Page 11 of 13
immediately against Guarantor, without the necessity for any suit or proceedings on MCI's part of any kind or nature whatsoever against Maker or any other guarantor and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance of this Guaranty or of MCI's intention to act in reliance herein or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no manner be terminated, affected, or impaired by reason of the assertion or the failure to assert by MCI against Maker or any other guarantor or of any of the rights or remedies reserved to MCI pursuant to the provisions of the Promissory Note.

     4. This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall be absolute and unconditional irrespective of:

          (i) any amendment or modification of, or supplement to, or extension or renewal of the Promissory Note or any assignment or transfer thereof. Notwithstanding the foregoing, Guarantor shall not be liable for any increased obligation of Maker under the Promissory Note, which obligation has been increased because of any amendment, modification, or supplement to the Promissory Note between Maker and any assignee or transferee after an assignment or transfer of the Promissory Note, unless Guarantor has given its written consent of such amendment, modification or supplement to MCI;

         (ii) any exercise or non-exercise of any right, power, remedy or privilege under or in respect to the Promissory Note or this Guaranty or any waiver, consent or approval by MCI with respect to any of the covenants, terms, conditions or agreements contained in the Promissory Note or any indulgences, forbearances or extensions of time for performance or observance allowed to Maker from time to time, at any time for any length of time;

        (iii) any lack of validity or enforceability of the Promissory Note or any other agreement or instrument relating thereto;

         (iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition or liquidation or similar proceedings relating to Maker, or its properties or creditors;

          (v) any impairment, modification, change, release or limitation of liability or obligation of Maker under the Lease (including, but not limited to, any disaffirmance or abandonment by a trustee of Maker), resulting from the operation of any present or future provision of the Bankruptcy Reform Act of 1978 or any other similar federal or state statute, or from the decisions of any court;

         (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Maker in respect of the Promissory Note or the Guarantor in respect of the Promissory Note or the Guarantor in respect of this Guaranty.

                                                       Exhibit A, Page 12 of 13

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the sums and any and all other charges by Maker, under the Promissory Note, or performance and observance of any and all of the obligations under the Promissory Note are rescinded, cancelled or otherwise must be returned by MCI upon the insolvency, bankruptcy or reorganization of Maker, all as though such payment had not been made and/or such performance and observance had not occurred.

     5. All of MCI's rights and remedies under the Promissory Note and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of the Promissory Note shall deprive MCI of any of its rights and remedies against Guarantor under this Guaranty. This Guaranty shall apply to Maker's obligations pursuant to any extension, renewal, amendment, modification and supplement of or to the Promissory Note as well as to Maker's obligations thereunder during the original term thereof in accordance with the original provisions thereof.

     6. As a further inducement to MCI to make and enter into the loan as documented by the Promissory Note and in consideration thereof, Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty, Guarantor shall and does hereby waive trial by jury. Guarantor agrees to pay MCI's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or in enforcing this Guaranty against the undersigned.

     7. This Guaranty shall be legally binding upon Guarantor, its successors and assigns, heirs and personal representatives and shall inure to the benefit of MCI, its successors and assigns. The word Maker is used herein to include Maker as well as its successors and assigns.

     8. This Guaranty shall be governed by, and constructed in accordance with, the laws of the state or Missouri.

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed as of the date first written above.

                                       GUARANTOR

Witness:                               VANCOUVER ASSOCIATES

__________________________________     By: __________________________________
                                           Harry Newman, Jr.
                                           general partner


Witness:

__________________________________     By: __________________________________
                                           LeRoy H. Brettin
                                           general partner


210/90/424


                                                       Exhibit A, Page 13 of 13